UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2019

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1224 Prospect Street, Suite 150, La Jolla, CA 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 964 3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 1, 2019, INmune Bio, Inc. (the “Company”) entered into subscription agreements for the initial public offing (“IPO”) and sold on best efforts basis of 1,020,820 shares of its common stock, par value $.001 per share, at a per share purchase price of $8.00 per share (including subscription agreements with insiders of the Company for an aggregate purchase price of $416,000). In connection with the IPO the Company received gross proceeds of $8,166,560 before deducting placement agent fees and offering expenses. Univest Securities, LLC (“Univest”) served as the lead placement agent for the IPO and WallachBeth Capital, LLC and WestPark Capital, Inc. were co-placement agents (Univest, Wallach Beth Capital, LLC and WestPark Capital, Inc. are collectively referred to as the Placement Agents”). In connection with the IPO, the Company paid the Placement Agents $571,659.20 in commissions and reimbursed Univest for its out-of-pocket expenses.

The Company also agreed to pay Univest an advisory fee of $30,000 upon the closing of the IPO. The fees and expenses paid to the Placement Agents were paid pursuant to the certain Placement Agent Agreement (the “Placement Agent Agreement”) between the Company and Univest dated November 16, 2018.

 A registration statement relating to the IPO was filed with the Securities and Exchange Commission (“SEC”) and was declared effective by the SEC as of December 19, 2018. The offering of the securities was made only by means of a prospectus, forming a part of the registration statement.

The Company also issued the Placement Agents warrants to purchase 40,833 shares of the Company’s common stock at an exercise price of $9.60 per share, which warrants are exercisable from time to time, in whole or in part, during the five-year period commencing six months from the effective date Effectiveness Date. If there is no effective registration statement registering the shares of Common Stock that the warrants may be exercisable into the warrants on a cashless basis.

The foregoing description of the Subscription Agreements, Placement Agent Agreement and Placement Agent Warrants is qualified by its entirety to the Subscription Agreement, Placement Agent Agreement and Placement Agent Warrants filed as exhibits to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On February 4, 2019, the Company issued a press release announcing the closing of the IPO and announcing that the Company’s common stock began trading on the Nasdaq Capital Market under the ticker symbol “INMB”. A copy of the press release is attached hereto and incorporated herein by reference in its entirety as Exhibit 99.1

Item 9.01 Financial statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
1.1	Form of Subscription Agreement (Incorporated by reference to the Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission on November 20, 2018)
1.2

Form of Placement Agent Agreement between INmune Bio Inc. and Univest Securities, LLC (Incorporated by reference to the Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission on November 20, 2018)

4.2	Form of Placement Agent’s Warrant (Incorporated by reference to the Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission on November 20, 2018
99.1	Press release dated February 4, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMUNE BIO INC.

Date: February 6, 2019	By:	/s/ David Moss
David Moss
Chief Financial Officer

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